UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

April 8, 2004
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Date of Report: (Date of earliest event reported)

Computer Associates International, Inc.
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(Exact Name of Registrant as Specified in Charter)

Delaware	1-9247	13-2857434
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(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

One Computer Associates Plaza, Islandia, New York	11749
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(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (631) 342-6000

Not Applicable
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(Former name or former address, if changed since last report)

Item 5.   Other Events.

On April 8, 2004 Computer Associates International, Inc. issued a statement regarding, among other things, developments surrounding the joint investigation being conducted by the Securities and Exchange Commission and the Department of Justice and the investigation being conducted by the Audit Committee of the Board of Directors.  A copy of the statement issued by the company is attached hereto as Exhibit 99.1.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

(a)	Not applicable
(b)	Not applicable
(c)	Exhibit
99.1 - Statement dated April 8, 2004

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Computer Associates International, Inc.

Dated: April 13, 2004	By:	/s/ Robert B. Lamm
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Robert B. Lamm
Corporate Secretary and Director of Corporate Governance